Asset retirement, restoration and environmental obligations	12 Months Ended
Dec. 31, 2024
Asset Retirement Restoration And Environmental Obligations
Asset retirement, restoration and environmental obligations

27	Asset retirement, restoration and environmental obligations

Accounting policy

Provision for asset retirement obligations include costs for restoration and closure of the mining assets and is recognized due to the development or mineral production, based on the net present value of estimated closure costs. Other restoration obligations regarding the de-characterization of their structures includes estimated mandatory costs as required by the Brazilian Government. Management uses its judgment and previous experience to determine the potential scope of rehabilitation work required and the related costs associated with that work, which are recognized as a “Property, plant and equipment” for asset retirement obligations relating to operating mining assets or as “Other income and expenses, net” for non-operating structures and for de-characterization of environmental obligations and other restoration obligations include costs related to rehabilitation of areas damaged by the Company in its extractive actions (for example - soil contamination, water contamination, among others) or penalties. Therefore, it becomes an event that creates obligations when these environmental damages are detected by the Company, when a new law requires that the existing damage be rectified or when the Company publicly accepts any responsibility for the rectification, creating a constructive obligation. The costs to remedy an eventual unexpected contamination, which give rise to a probable loss and can be reliably estimated, must be recognized in “Other income and expenses, net” in income statement.

In addition, investments in infrastructure, machinery and equipment regarding operational improvements to avoid future environmental damage, are not provisioned, because it is expected that these assets will bring future economic benefits to the operating units, thus it is capitalized as Property, plant and equipment.

The liabilities are discounted to present value using a credit risk-adjusted rate that reflects current market assessments of the time value of the money and the specifics risks for the asset to be restored. The interest rate charges relating to the liability are recognized as an accretion expense in the Net financial results. Difference in the settlement amount of the liability is recognized in the income statement.

Critical accounting estimates, assumptions and judgments

The initial recognition and the subsequent revisions of the asset retirement obligations, other restoration obligations, and environmental obligations consider critical future closure and repairing costs and several assumptions such as interest rates, inflation, useful lives of the assets and the estimated moment that the expenditure will be executed. These estimates are reviewed annually by the Company or when there is a relevant change in these assumptions.

Cost estimates can vary in response to many factors of each site that include timing, expected LOM, changes to the relevant legal or government requirements and commitments with stakeholders, review of remediation and relinquishment options, emergence of new restoration techniques, stage of engineering evaluation maturity among others. Engineering projects for each liability are in different stages of maturity, some of them still in the conceptual engineering phase, for which the estimation of expenditures includes in its methodology a high degree of uncertainty in the definition of the total cost of the project in accordance with best market practices.

External experts support the cost estimation process where appropriate. These factors either isolated or consolidated could significantly affect the future income statement and balance sheet position.

(a)	Changes in the year

				2024	2023
	Asset retirement obligations	Environmental obligations	Other restoration obligations	Total	Total
Balance at the beginning of the year	253,533	54,265	7,121	314,919	266,319
Additions (ii)	54,968	1,407	-	56,375	13,979
Write-offs	-	(710)	-	(710)	-
Reversals	-	(1)	-	(1)	-
Payments	(13,552)	(4,233)	-	(17,785)	(12,383)
Divestments – note 1 (a)	(31,702)	(176)	-	(31,878)	-
Foreign exchange effects	(26,440)	(11,153)	(1,775)	(39,368)	11,917
Interest accrual - note 7	22,096	3,445	517	26,058	26,969
Remeasurement - discount rate (i) / (ii)	(18,495)	(10,685)	956	(28,224)	8,118
Balance at the end of the year	240,408	32,159	6,819	279,386	314,919
Current liabilities	40,555	3,935	3,071	47,561	33,718
Non-current liabilities	199,853	28,224	3,748	231,825	281,201

(i) As of December 31, 2024, the credit risk-adjusted rate used for Peru was between 3.39% and 12.29% (December 31, 2023: 10.86% and 12.52%) and for Brazil was between 4.02% and 8.51% (December 31, 2023: 6.94% and 11.11%).

(ii) The change in the year ended on December 31, 2024, was mainly due to an “out of period” adjustment of USD 13,416 in the asset retirement obligation related to old and non-operational structures in the Peruvian subsidiaries, which were not identified in previous years and therefore were not recognized by the Company. Additionally, there were changes in the time of expected disbursements on decommissioning obligations in certain operations, in accordance with updates in their dams’ obligations, asset retirement and environmental obligations studies, along with an increase in the discount rates, as described above. As a result, as of December 31, 2024, the Company’s asset retirement obligations for operational assets increased by USD 35,944 (December 31, 2023: decrease of USD 11,972) as shown in note 21; and asset retirement and environmental obligations for non-operational assets gain in USD 13,750 (December 31, 2023: expense of USD 10,125) as shown in note 9.